UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2025

RREEF Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55598		45-4478978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 454-4500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 13, 2025, RREEF Property Trust, Inc. (the “Company”), received notice from KPMG LLP ("KPMG"), the independent registered public accounting firm for the Company, that it will not stand for re-election as the Company's principal accountants after its completion of the Company's audit for the year ended December 31, 2025. Due to certain KPMG network firm relationships and mandatory auditor rotation rules in the respective jurisdictions, KPMG will begin a “cooling off” period in 2026 with respect to global affiliates of the Company and accordingly cease to provide audit services to the Company. KPMG’s decision not to stand for re-election was not pursuant to a recommendation or approval by the audit committee of the Company's board of directors.

With respect to the years ended December 31, 2024 and December 31, 2023, and the interim periods through August 13, 2025, there were (i) no disagreements between KPMG and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in its reports on the Company's consolidated financial statements and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Further, KPMG’s reports on the Company's consolidated financial statements for the years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the U. S Securities and Exchange Commission ("SEC") stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree, as required by SEC rules. A copy of KPMG’s letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company will solicit proposals and conduct an evaluation process to select a new independent registered public accounting firm for the year ended December 31, 2026. The Company will disclose the engagement of the Company's new independent auditor as required by, and in accordance with, the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from KPMG to the U.S. Securities and Exchange Commission dated August 19, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer
        Date: August 19, 2025